[EXHIBIT 4.3]

                    SECURITIES PURCHASE AGREEMENT


          THIS SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of the date of acceptance set forth below, is entered into by and between EAGLE SUPPLY GROUP, INC., a Delaware corporation (the "Company"), and each individual or entity named on a signature page hereto (each, a "Buyer") (each agreement with a Buyer being deemed a separate and independent agreement between the Company and such Buyer, except that each Buyer acknowledges and consents to the rights granted to each other Buyer under such agreement and the Transaction Agreements, as defined below, referred to therein).

                         W I T N E S S E T H:

          WHEREAS, the Company and the Buyer are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded, inter alia, by Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"), and/or Section 4(2) of the 1933 Act; and

          WHEREAS, the Buyer wishes to purchase from the Company and the Company desires to sell to the Buyers, upon the terms and subject to the conditions of this Agreement, shares of the common stock, $.0001 par value per share, of the Company (the "Common Stock"), together with the Warrants (as defined in Section 4(f) hereof) exercisable for the purchase of shares of Common Stock, and subject to acceptance of this Agreement by the Company;

          NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1.   AGREEMENT TO PURCHASE; PURCHASE PRICE.

          a.   Purchase.

          (i) The undersigned hereby agrees to purchase from the Company, and the Company hereby agrees to sell to the Buyer, the number of shares of Common Stock (the "Purchased Shares") specified on the Buyer's signature page to this Agreement at a price of $2.75 per share (which amount is subject to equitable adjustment for capital adjustments such as stock splits, effected after the date hereof). The aggregate purchase price for the Purchased Shares is specified on the Buyer's signature page to this Agreement (the "Aggregate Purchase Price"). The total Aggregate Purchase Price for all Buyers is $3,000,000 (the "Total Purchase Price").

          (ii) Subject to the terms and conditions of this Agreement, the Buyer will purchase (x) fifty percent (50%) of the Purchased Shares on the Initial Closing Date (as defined in Section 1(b) hereof) (such number of shares, the "Initial Purchased Shares") and (y) fifty percent

(50%) of the Purchased Shares on the Additional Closing Date (as defined in Section 1(b) hereof) (such number of shares, the "Additional Purchased Shares"). The applicable portion of the Aggregate Purchase Price paid on the relevant Closing Date (as defined in Section 1(b) hereof) is referred to as the "Purchase Price" for such Closing Date.

          (iii) In furtherance of the foregoing, the portion of the Total Purchase Price payable by all Buyers (x) on the Initial Closing Date shall be $1,500,000, and (y) on the Additional Closing Date shall be $1,500,000. Notwithstanding the foregoing, no Buyer shall be obligated to pay any portion of the Total Purchase Price in excess of such Buyer's Aggregate Purchase Price.

          (iv) The Purchase Price for each Buyer on each Closing Date shall be payable in United States Dollars.

          b.   Certain Definitions.     As used herein, each of the
following terms has the meaning set forth below, unless the context otherwise requires:

          (i) "Additional Closing Date" means the date of the closing of the purchase and sale of the Additional Purchased Shares, as provided herein.

          (ii) "Affiliate," with respect to a specific Person referred to in the relevant provision, shall have the meaning set forth in Rule 405 promulgated under the 1933 Act.

          (iii) "Bid Price" shall mean the 4:00 P.M. closing bid price of the Common Stock on the Principal Market on the relevant Trading Day(s).

          (iv) "Buyer's Allocable Share" means the fraction, of which the numerator is the Buyer's Aggregate Purchase Price and the denominator is the Total Purchase Price.

          (v) "Buyer Control Person" means each director, executive officer, promoter, and such other Persons as may be deemed in control of the Buyer pursuant to Section 15 of the 1933 Act or Section 20 of the 1934 Securities Exchange Act of 1934, as amended (the "1934 Act").

          (vi) "Certificates" means (x) the stock certificates representing the Purchased Shares and (y) the Warrants, each duly executed by the Company and issued in the name of the Buyer on the relevant Closing Date.

          (vii) "Closing Date" means the Initial Closing Date or the Additional Closing Date, as the case may be.

          (viii) "Company Control Person" means each director, executive officer, promoter, and such other Persons as may be deemed in control of the Company pursuant to Section 15 of the 1933 Act or Section 20 of the 1934 Act.


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          (ix)    "Effective Date" means the date the Registration
Statement covering the Registrable Securities (as defined in this Section 1(b)) is declared effective by the SEC.

          (x) "Escrow Agent" means the escrow agent identified in the Joint Escrow Instructions attached hereto as Annex I (the "Joint Escrow Instructions").

          (xi)    "Escrow Funds" shall have the meaning set forth in
Section 1(c) hereof.

          (xii) "Escrow Property" means the Escrow Funds and the Certificates delivered to the Escrow Agent as contemplated by Section 1(c) hereof.

          (xiii)  "Finder" means vFinance Investments, Inc.

          (xiv) "Initial Closing Date" means the date of the closing of the purchase and sale of the Initial Purchased Shares, as provided herein.

          (xv)    "Last Audited Date" means June 30, 2001.

          (xvi) "Material Adverse Effect" means an event or combination of events, which individually or in the aggregate, would reasonably be expected to (w) adversely affect the legality, validity or enforceability of any of the Transaction Agreements, (x) have or result in a material adverse effect on the results of operations, assets, prospects, or condition (financial or otherwise) of the Company and it subsidiaries, taken as a whole, or (y) adversely impair the Company's authority or ability to perform fully on a timely basis its obligations under any of the Transaction Agreements or the transactions contemplated thereby; provided, that "Material Adverse Effect" shall not be deemed to include the impact of: (a) changes in the laws of government rules and regulations relating to the Company's business and the industry in which it operates as of the date hereof, or interpretations thereof by courts or governmental authorities promulgated or announced after the date hereof, (b) changes promulgated after the date hereof in GAAP or regulatory accounting principles, including those promulgated by the accounting staff of the SEC, generally applicable to other entities engaged in businesses similar to that of the Company as of the date hereof, (c) acts and omissions of the Company taken with the prior informed consent of all other Persons who are a party to this Agreement in contemplation of the transactions contemplated hereby, and (d) the transactions contemplated by this Agreement and the other Transaction Agreements.

          (xvii) "Person" means any living person or any entity, such as, but not necessarily limited to, a corporation, partnership or trust.

          (xviii) "Principal Market" means The NASDAQ/SmallCap
Market.

          (xix)   "Purchase Price" shall have the meaning set forth in
Section 1(a)(ii) hereof.

          (xx) "Registrable Securities" shall have the meaning ascribed to it in the Registration Rights Agreement.


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

          (xxi) "Registration Rights Agreement" means the Registration Rights Agreement in the form annexed hereto as Annex III as executed by the Buyer and the Company simultaneously with the execution of this Agreement.

          (xxii) "Registration Statement" shall have the meaning ascribed to it in the Registration Rights Agreement.

          (xxiii) "Reporting Service" means Bloomberg LP or if that service is not then reporting the relevant information regarding the Common Stock, a comparable reporting service of national reputation selected by the Buyer and reasonably acceptable to the Company.

          (xxiv)  "Securities" means the (w) the Purchased Shares,
(x) the Warrants, and (y) the Warrant Shares.

          (xxv) "Trading Day" shall mean any day during which the Principal Market shall be open for business.

          (xxvi) "Transaction Agreements" means this Agreement, the Joint Escrow Instructions, the Registration Rights Agreement and the Warrants.

          (xxvii) "Warrant Shares" means the shares of Common Stock issuable on exercise of the Warrants.

          c.   Form of Payment; Delivery of Certificates.

          (i) The Buyer shall pay the relevant Purchase Price for the Purchased Shares on each Closing Date by delivering immediately available good funds in United States Dollars to the Escrow Agent no later than the date prior to such Closing Date. The funds so deposited are referred to as the "Escrow Funds."

          (ii) No later than the relevant Closing Date, the Company shall deliver the Certificates to the Escrow Agent. Time is of the essence with respect to such delivery, and failure by the Company to make such delivery shall constitute a default by the Company of its obligations hereunder.

          (iii) By signing this Agreement, each of the Buyer and the Company, subject to acceptance by the Escrow Agent, agrees to all of the terms and conditions of, and becomes a party to, the Joint Escrow
Instructions, all of the provisions of which are incorporated herein by this reference as if set forth in full.

          d. Method of Payment. Payment of the Purchase Price into escrow shall be made by wire transfer of funds to the following account or an alternate account designated by the Escrow Agent by notice to the
Buyer:


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

               Bank of New York
               350 Fifth Avenue
               New York, New York 10001

               ABA# 021000018
               For credit to the account of Krieger & Prager llp

               Account No.:  [To be provided to the Buyer by Krieger
                             & Prager llp]
               Re:  Eagle Supply Transaction

Not later than 3:00 p.m., New York time, on the date which is two (2) Trading Days after both the Buyer and the Company shall have accepted this Agreement and returned a signed counterpart of this Agreement to the Escrow Agent by facsimile, (i) the Buyer shall deposit with the Escrow Agent the Purchase Price for the Initial Purchased Shares in immediately available funds and (ii) the Company shall deliver the Certificates in escrow to the Escrow Agent. Time is of the essence with respect to such payment and delivery, and failure by the Buyer or the Company to make such payment or delivery, shall constitute a default by the Buyer or the Company, as the case may be, and, without limiting the Company's or the Buyer's other remedies, allow the Company or the Buyer, as the case may be, to cancel this Agreement.

          2.  BUYER REPRESENTATIONS, WARRANTIES, ETC.; ACCESS TO
INFORMATION; INDEPENDENT INVESTIGATION.

          The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

          a. Without limiting Buyer's right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with the 1933 Act, the Buyer is purchasing the Securities for its own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.

          b. The Buyer is (i) an "accredited investor" as that term is defined in Rule 501 of Regulation D by reason of Rule 501(a) thereunder, (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and to evaluate the merits and risks of an investment in the Securities, and (iv) able to afford the entire loss of its investment in the Securities.

          c. The Buyer understands and agrees that it may not offer, sell, transfer, pledge, hypothecate or otherwise dispose of any of the Securities unless such Securities are registered under the 1933 Act and the securities and Blue Sky laws of all other applicable jurisdictions or an exemption from such registration is available.




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

          d. The Buyer further understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities, and, accordingly, confirms that all such statements contained herein are true, complete and accurate as of the date hereof, and shall be true, accurate as of the date that this Agreement is accepted by the Company, and, as provided herein, shall survive such acceptance. The Buyer agrees that, if any events occur or circumstances exist prior to the Initial Closing Date or the Additional Closing Date, as the case may be, or the issuance of the Securities to the Buyer which would make, as of such Closing Date, any of the Buyer's representations, warranties, agreements or other information set forth herein materially untrue or materially inaccurate, the Buyer shall immediately notify the Company (directly or through its counsel) in writing of such fact prior to such Closing Date, specifying which representation, warranty or covenant is affected and the reasons therefor.

          e. The Buyer and its advisors, if any, have been furnished with or have been given access to all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer, including Annex IV hereto. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries.
Without limiting the generality of the foregoing, the Buyer has also had the opportunity to obtain and to review the Company's (1) Annual Report on Form 10-K for the fiscal year ended June 30, 2001, (2) Quarterly Reports on Form 10-Q for the fiscal quarters ended September 30, 2001 and December 31, 2001; (3) Definitive Information Statement filed on November 13, 2001; and (4) the Registration Statement on Form S-3 filed on April 19, 2002 (collectively, the "Company's SEC Documents").

          f. The Buyer understands that its investment in the Securities involves a high degree of risk.

          g. The Buyer hereby represents that, in connection with its purchase of the Securities, it has not relied on any statement or representation by the Company or the Finder or any of their respective officers, directors and employees or any of their respective attorneys or agents or the Finder, except as specifically set forth herein. The Finder is a third party beneficiary of this provision.

          h. If the Buyer is an entity (rather than one or more individuals), the Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction identified on the Buyer's signature page to this Agreement and the Buyer has the requisite power to enter into this Agreement and the other Transaction Agreements and the transactions, including the purchase of the Securities, contemplated hereby and thereby.




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


          i. To the knowledge of Buyer, assuming the accuracy of the Company's representations in Section 3 hereof, no authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, stock exchange or market or the beneficial owners of the Buyer of the Buyer is required to be obtained by the Buyer for the purchase of the Securities as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained or for which the failure to obtain such would not, individually or in the aggregate, materially adversely affect the legality, validity or enforceability of any of the Transaction Agreements as against the Buyer or materially adversely impair the Buyer's ability to perform fully on a timely basis its obligations under any of the Transaction Agreements.

          j. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities.

          k. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, except in all cases to the extent that (i) enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting the enforcement of creditors' rights and remedies generally, (ii) the availability of the equitable remedy of specific performance and injunctive relief is subject to the discretion of the court before which the proceedings may be brought, and (iii) the enforceability of the provisions hereof relating to indemnification and contribution may be limited by applicable federal, state or other securities laws or the public policy underlying such laws.

          l. The Buyer acknowledges and understands the meaning and legal consequences of the representations, warranties and covenants provided by the Buyer in this Agreement, and the Buyer agrees to indemnify and hold harmless the Company and its agents, employees and representative from and against any and all losses, damages, costs, expenses (including reasonable attorneys' fees) and liabilities due to or arising out of any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Company contained in this Agreement, except to the extent such damages or loss result primarily from the Company's failure to perform any covenant or agreement contained in this Agreement or the Company's or its officers, directors, employees, agents or Company Control Person's negligence, recklessness or bad faith in performing its obligations under this Agreement.

          3.   COMPANY REPRESENTATIONS, ETC.   Except as provided in
Annex IV hereto or in the Company's SEC Documents or as otherwise provided herein, the Company represents and warrants to the Buyer, as of the date hereof and as of the Initial Closing Date, that,

          a.   Concerning the Securities.   As of the Initial Closing
Date, the Securities shall have been duly authorized by all necessary corporate action on the part of the Company, and, when issued and delivered against payment therefor as contemplated by the Transaction Agreements, will be duly and validly issued, fully paid and non-assessable. No stockholder of the Company is entitled to any preemptive



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


rights with respect to the sale of the Securities contemplated by the Transaction Agreements. No party has a currently exercisable right of first refusal to which the Company is a party or to which the Company or any Company Control Person is aware that would be applicable to any or all of the transactions contemplated by the Transaction Agreements.

          b.   Status.   The Company is a corporation duly organized,
validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own its properties and to carry on its business as now being conducted as described in the Company's SEC Documents. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect. The Company has registered its stock under, and is obligated to file reports pursuant to, Section 12 of the 1934 Act. The Common Stock is listed and quoted on the Principal Market. The Company has received no notice, either oral or written, with respect to the continued eligibility of the Common Stock for such listing and quotation on the Principal Market, and the Company has maintained all requirements on its part for the continuation of such listing and trading.

          c. Authorized Shares. As of the Initial Closing Date, immediately before giving effect to the transactions contemplated by the Transaction Agreements, (i) the authorized capital stock of the Company consists of (x) 25,000,000 shares of Common Stock, $.0001 par value per share, of which 8,510,000 are outstanding and (y) 2,500,000 shares of preferred stock, of which none are outstanding, and (ii) all issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. The Company has sufficient authorized and unissued shares of Common Stock as may be necessary to effect the issuance of the Securities.

          d. Securities Purchase Agreement. This Agreement and the transactions contemplated thereby have been duly and validly authorized by the Company. This Agreement has been duly executed and delivered by the Company. This Agreement is, and the other Transaction Agreements, when executed and delivered by the Company, will be, valid and binding agreements of the Company enforceable in accordance with their respective terms, except in all cases to the extent that (i) enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting the enforcement of creditors' rights and remedies generally, (ii) the availability of the equitable remedy of specific performance and injunctive relief is subject to the discretion of the court before which the proceedings may be brought, and (iii) the enforceability of the provisions hereof relating to indemnification and contribution may be limited by applicable federal, state or other securities laws or the public policy underlying such laws.

          e. Non-contravention. The execution and delivery of this Agreement and the other Transaction Agreements by the Company, the issuance of the Securities, and the consummation by the Company of the other transactions contemplated by the Transaction Agreements do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under (i) the certificate of incorporation or other charter document and by-laws of the Company,



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


each as currently in effect, (ii) any material indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, including any listing agreement for the Common Stock except as herein set forth, or (iii) to its knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its respective properties or assets; except that the foregoing representation in any of the clauses of this Section 3(e) shall not apply in each case to the extent such conflict, breach or default would not have a Material Adverse Effect.

          f.   Approvals.   Assuming the accuracy of the Buyer's
representations in Section 2 hereof, no authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, stock exchange or market or the stockholders of the Company is required to be obtained by the Company for the issuance and sale of the Securities to the Buyer as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained or for which the failure to obtain such would not, individually or in the aggregate, have a Material Adverse Effect.

          g. Filings. As of their respective filing dates, none of the Company's SEC Documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein in light of the circumstances under which they were made, not misleading (except any statements or omissions therein which were corrected or otherwise disclosed or updated in a filing of any of the subsequent Company's SEC Documents).

          h. Absence of Certain Changes. Since the Last Audited Date, there has been no Material Adverse Effect. Since the Last Audited Date, except as provided in the Company's SEC Documents, the Company has not
(i) incurred or become subject to any material liabilities (absolute or contingent) except liabilities incurred in the ordinary course of business consistent with past practices; (ii) discharged or satisfied any material lien or encumbrance or paid any material obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business consistent with past practices; (iii) declared or made any payment or distribution of cash or other property to stockholders with respect to its capital stock, or purchased or redeemed, or made any agreements to purchase or redeem, any shares of its capital stock; (iv) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business consistent with past practices; (v) suffered any substantial losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of existing business; (vi) made any changes in employee compensation, except in the ordinary course of business consistent with past practices; or (vii) experienced any material problems with labor or management in connection with the terms and conditions of their employment.

          i. Full Disclosure. There is no fact known to the Company (other than general economic conditions known to the public generally) that has not been disclosed in writing to the Buyer that would reasonably


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

be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement or any of the other Transaction Agreements.

          j. Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company before or by any governmental authority or nongovernmental department, commission, board, bureau, agency or instrumentality or any other Person to which the Company is a party or of which the Company is otherwise aware, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect. The Company is not aware of any valid basis for any such claim that (either individually or in the aggregate with all other such events and circumstances) could reasonably be expected to have a Material Adverse Effect. There are no outstanding or unsatisfied judgments, orders, decrees, writs, injunctions or stipulations to which the Company is a party or by which it or any of its properties is bound, that involve the transaction contemplated herein or that, alone or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          k.   Absence of Events of Default.  Except as set forth in
Section 3(e) hereof, no Event of Default (or its equivalent term), as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (or its equivalent term) (as so defined in such agreement), has occurred and is continuing, which would have a Material Adverse Effect.

          l. Absence of Certain Company Control Person Actions or Events. None of the following has occurred during the past five (5) years with respect to a Company Control Person:

     (1) A petition under the federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such Company Control Person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

     (2) Such Company Control Person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

     (3) Such Company Control Person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:


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                                                                 5/14/02

          (i) acting, as an investment advisor, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, any other Person regulated by the Commodity Futures Trading Commission ("CFTC") or engaging in or continuing any conduct or practice in connection with such activity;

          (ii) engaging in any type of business practice; or

          (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

     (4) Such Company Control Person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such Company Control Person to engage in any activity described in paragraph (3) of this item, or to be associated with Persons engaged in any such activity; or

     (5) Such Company Control Person was found by a court of competent jurisdiction in a civil action or by the CFTC or SEC to have violated any federal or state securities law, and the judgment in such civil action or finding by the CFTC or SEC has not been subsequently reversed, suspended, or vacated.

          m. Prior Issues. Since the Last Audited Date, the Company has not issued any stock option grants, convertible securities, or any shares of its Common Stock.

          n. No Undisclosed Liabilities or Events. Since the Last Audited Date, the Company has incurred no liabilities or obligations other than (x) those disclosed in the Transaction Agreements or the Company's SEC Documents, (y) those incurred in the ordinary course of the Company's business, or (z) which individually or in the aggregate, do not or would not have a Material Adverse Effect. No event or circumstances has occurred or exists with respect to the Company or its properties, business, operations, condition (financial or otherwise), or results of operations, which, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed. There are no proposals currently under consideration or currently anticipated to be under consideration by the Board of Directors or the executive officers of the Company which proposal would (i) change the certificate of incorporation or other charter document or by-laws of the Company, each as currently in effect, with or without shareholder approval, which change would reduce or otherwise adversely affect the rights and powers of the shareholders of the Common Stock or (ii) materially or substantially change the business, assets or capital of the Company, including its interests in subsidiaries.


                                 -11-
                                                                 5/14/02

          o. No Integrated Offering. Neither the Company nor any of its affiliates nor any person acting on its or their behalf has, directly or indirectly, at any time since November 1, 2001, made any offer or sales of any security or solicited any offers to buy any security under circumstances that would cause the exemption from registration under Rule 506 of Regulation D not to be available to the Company in connection with the offer and sale of the Securities as contemplated hereby.

          p. Fees to Brokers, Finders and Others. Except for payment of fees to the Finder, payment of which is the sole responsibility of the Company, the Company has taken no action which would give rise to any claim by any person for brokerage commission, finder's fees or similar payments by Buyer relating to this Agreement or the transactions contemplated hereby. Buyer shall have no obligation with respect to such fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 3(p) that may be due in connection with the transactions contemplated hereby.

          q. Confirmation. The Company confirms that all statements of the Company contained herein shall survive acceptance of this Agreement by the Buyer. The Company agrees that, if any events occur or circumstances exist prior to the Initial Closing Date or Additional Closing Date, as the case may be, or the release of the Escrow Funds to the Company which would make any of the Company's representations, warranties, agreements or other information set forth herein materially untrue or materially inaccurate as of such Closing Date, the Company shall immediately notify the Buyer (directly or through its counsel) in writing prior to such Closing Date of such fact, specifying which representation, warranty or covenant is affected and the reasons therefor.

          4.   CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

          a. Transfer Restrictions. The Buyer acknowledges that (1) the Securities have not been and are not being registered under the provisions of the 1933 Act and, except as provided in the Registration Rights Agreement or otherwise included in an effective registration statement, the Securities have not been and are not being registered under the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other person is under any obligation to register the Securities (other than pursuant


                                 -12-
                                                                 5/14/02
to the Registration Rights Agreement) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.

          b. Restrictive Legend. The Buyer acknowledges and agrees that, until such time as the Securities have been registered under the 1933 Act as contemplated by the Registration Rights Agreement in accordance with an effective Registration Statement or otherwise as part of another effective registration statement, certificates and other instruments representing any of the Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of any such Securities):

     THESE SECURITIES (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

          c. Filings. The Company undertakes and agrees to make all necessary filings in connection with the sale of the Securities to the Buyer under any United States laws and regulations applicable to the Company, or by any domestic securities exchange or trading market, and to provide a copy thereof to the Buyer promptly after such filing.

          d. Reporting Status. So long as the Buyer beneficially owns any of the Registrable Securities, whether or not the Registrable Securities are then registered under an effective Registration Statement, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act, and shall take all commercially reasonable action under its control to ensure that adequate current public information with respect to the Company, as required in accordance with Rule 144(c)(2) of the 1933 Act, is publicly available.
So long as the Buyer beneficially owns any of the Registrable Securities, the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. The Company will take all commercially reasonable action under its control to obtain and to continue the listing and trading of its Common Stock (including, without limitation, all Registrable Securities) on the Principal Market or The NASDAQ/National Market (collectively, "The NASDAQ Stock Market") and will comply in all material respects with the Company's reporting, filing and other obligations under the by-laws or rules of the National Association of Securities Dealers, Inc. or The NASDAQ Stock Market.

          e. Use of Proceeds. The Company will use the proceeds from the sale of the Securities (excluding amounts paid by the Company for placement agent or finder's fees and legal and escrow fees in connection



                               -13-
                                                                 5/14/02
with the sale of the Securities; "Net Proceeds"), subject to the provisions of the immediately following sentence, for the repayment of indebtedness, to finance acquisitions of companies operating primarily in the roofing supplies and related products industry, to expand operations and for working capital purposes, including general corporate purposes of the Company and its subsidiaries. Except for the express purposes detailed in this Section 4(e), unless specifically consented to in advance in each instance by the Buyer, the Company shall not, directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership enterprise or other person.

          f. Warrants. The Company agrees to issue to the Buyer on each Closing Date transferable warrants (the "Warrants") for the purchase of a number of shares of Common Stock equal to ten percent (10%) of the Purchased Shares acquired by the Buyer on that Closing Date at an exercise price equal to $3.50 per share (which amount shall be equitably adjusted to reflect capital adjustments, such as stock splits, effected
after the date hereof and before the issuance of the Warrant).   The
Warrants will expire on the last day of the calendar month in which the fifth anniversary of the relevant Closing Date occurs. Each of the Warrants shall be in the form annexed hereto as Annex V. The Warrant Shares shall have registration rights as provided in the Registration Rights Agreement.

          5. TRANSFER AGENT INSTRUCTIONS. The Company will not issue any instruction to its transfer agent restricting the transfer of the Registrable Securities after the Effective Date of the Registration Statement. The Company warrants that no instruction other than such instructions referred to in this Section 5 and stop transfer instructions to give effect to Sections 4(a) and (b) hereof prior to registration and sale of the Registrable Securities under the 1933 Act will be given by the Company to the transfer agent and that the Registrable Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the Registration Rights Agreement, and applicable law. Nothing in this Section shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Securities. If the Buyer provides the Company with an opinion of counsel reasonably satisfactory to the Company that registration of a resale by the Buyer of any of the Securities is not required under the 1933 Act, the Company shall take all steps necessary or appropriate to ensure that the Company shall permit the transfer of the Securities and promptly instruct the Company's transfer agent to issue one or more certificates for Common Stock without legend in such name and in such denominations as specified by the Buyer.

          6.   CLOSING DATES.

          a. The Initial Closing Date shall occur on the date which is the first Trading Day after each of the conditions contemplated by Sections 7 and 8 hereof shall have either been satisfied or been waived by the party in whose favor such conditions run.


                                 -14-
                                                                 5/14/02

          b. (i) The Additional Closing Date shall be the date specified in the Additional Closing Date Notice (as defined below) .

               (ii) Subject to the other provisions of this Section 6(b), the term "Additional Closing Date Notice" means a written notice given by the Company to the Buyer and to the Escrow Agent by fax transmission or hand delivery no later than one (1) business day after the Company submits the Effectiveness Request (as defined below; a copy of the Effectiveness Request shall be attached to the Additional Closing Date Notice).

               (iii) It also shall be a condition to the giving of an Additional Closing Date Notice that the representations and warranties of the Company contained in Section 3 hereof shall be true and correct in all material respects and there shall have been no Material Adverse Effect from the Initial Closing Date through and including the date the Company gives the Additional Closing Date Notice to the Buyer (and the Company's issuance of the Additional Closing Date Notice shall constitute the Company's making each such representation and warranty as of such date).

               (iv) The Company also shall give written notice (an "Effectiveness Notice") to the Buyer and the Escrow Agent both (x) by fax transmission or hand delivery and (y) by telephone communication of the actual Effective Date declared by the SEC no later than noon on the second business day after such Effective Date. The fifth (5th) day after the actual Effective Date, which may be later than the date requested in the Effectiveness Request, shall be the Additional Closing Date.

               (v) The term "Effectiveness Request" means the Company's written request to the SEC that the SEC declare the Registration
Statement effective on a specified date; provided, however, that the Effectiveness Request shall be given only after the SEC has advised the Company informally, in writing or otherwise that it will respond favorably to such request.

               (vi) The closing for the Additional Purchased Shares shall be conducted upon the same terms and conditions as those applicable to the Initial Purchased Shares.

               (vii) The Company hereby covenants and agrees that the Company will issue each of the Additional Closing Date Notice and the Effectiveness Notice to the Buyer and the Escrow Agent on a timely basis.

          c. Each closing of the purchase and issuance of Purchased Shares shall occur on the relevant Closing Date at the offices of the Escrow Agent and shall take place no later than 3:00 P.M., New York time,


                                 -15-
                                                                 5/14/02
on such day or such other time as is mutually agreed upon by the Company and the Buyer.

          d. Notwithstanding anything to the contrary contained herein, the Escrow Agent will be authorized to release the Escrow Funds to the Company and to others and to release the other Escrow Property on the relevant Closing Date upon satisfaction of the conditions set forth in Sections 7 and 8 hereof and as provided in the Joint Escrow
Instructions.

          7.   CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

          The Buyer understands that the Company's obligation to sell the relevant Securities to the Buyer pursuant to this Agreement on the relevant Closing Date is conditioned upon:

          a. The execution and delivery of this Agreement and the Registration Rights Agreement by the Buyer on or prior to the Initial Closing Date;

          b. Delivery by the Buyer to the Escrow Agent of good funds as payment in full of an amount equal to the relevant Purchase Price for the Securities in accordance with this Agreement;

          c. The accuracy on such Closing Date of the representations and warranties of the Buyer contained in this Agreement, each as if made on such date (unless another date is specified therein), and the performance by the Buyer on or before such date (unless another date is specified therein) of all covenants and agreements of the Buyer required to be performed on or before such date; and

          d. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.


          8.   CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

          The Company understands that the Buyer's obligation to purchase the relevant Securities on the relevant Closing Date is conditioned upon:


                                 -16-
                                                                 5/14/02

          a. The execution and delivery of this Agreement, the Registration Rights Agreement and the other Transaction Agreements by the Company on or before the Initial Closing Date;

          b. Delivery by the Company to the Escrow Agent of the relevant Certificates in accordance with this Agreement;

          c. The accuracy in all material respects on such Closing Date of the representations and warranties of the Company contained in this Agreement, each as if made on such date (unless another date is specified therein), subject with respect to the Additional Closing Date to the extent of changes effected by the transactions contemplated by this Agreement and the other Transaction Agreements, and the performance by the Company on or before such date (unless another date is specified therein) of all covenants and agreements of the Company required to be performed on or before such date;

          d. On such Closing Date, each of the Transaction Agreements executed by the Company on or before such date shall be in full force and effect and the Company shall not be in default thereunder;

          e. On such Closing Date, the Buyer shall have received an opinion of counsel for the Company, dated such Closing Date, in form, scope and substance reasonably satisfactory to the Buyer, substantially to the effect set forth in Annex II attached hereto;

          f. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained;

          g. From and after the date hereof to and including such Closing Date, trading in securities generally on the Principal Market shall not have been suspended or limited, nor shall there be any major outbreak or escalation of hostilities involving the United States or any material adverse change in any financial market that in either case in the reasonable judgment of the Buyer makes it impracticable or inadvisable to purchase the Securities; and

          h.   With respect to the Additional Closing Date,

          (i) an Additional Closing Date Notice and an Effectiveness Notice shall have been duly and timely given;


                                 -17-
                                                                 5/14/02

          (ii) the Registration Statement shall have been declared effective by the SEC to cover all Registrable Securities as contemplated by the Registration Rights Agreement, five (5) days prior to such Additional Closing Date; and

          (iii) the representations and warranties of the Company contained in Section 3 hereof shall be true and correct in all material respects as if made on the Additional Closing Date (rather than the Initial Closing Date) and there shall have been no Material Adverse Effect from the Initial Closing Date through and including the Additional Closing Date (and an executive officer of the Company shall issue an Officer's Certificate substantially in the form of Annex VI hereto with respect thereto; provided, however, that such Officer's Certificate may update certain information, such as the number of shares of the Company's stock outstanding, included in Section 3).

          9.   INDEMNIFICATION.

          a. The Company agrees to indemnify and hold harmless Buyer and its officers, directors, employees, representatives, and agents, and each Buyer Control Person (collectively, "Covered Buyers") from and against any losses, claims, damages, liabilities or expenses (including reasonable attorneys' fees) incurred (collectively, "Damages"), jointly or severally, and any action in respect thereof to which a Covered Buyer becomes subject to, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Company contained in this Agreement, as such Damages are incurred, except to the extent such Damages result primarily from (i) Buyer's failure to perform any covenant or agreement contained in this Agreement or Buyer's or its officer's, director's, employee's, agent's or Buyer Control Person's negligence, recklessness or bad faith in performing its obligations under this Agreement and (ii) the marketing actions of the Finder not specifically approved and authorized by the Company, including, without limitation, the Finder's making any representations and misstatements regarding the Company not contained in the Company SEC Documents or the Transaction Agreements.

          b.   If

     (x) the Buyer becomes involved in any capacity in any action, proceeding or investigation brought by any stockholder of the Company, in connection with or as a result of the consummation of the transactions contemplated by this Agreement or the other Transaction Agreements, or if the Buyer is impleaded in any such action, proceeding or investigation by any Person, or

     (y) the Buyer becomes involved in any capacity in any action, proceeding or investigation brought by the SEC, any self-regulatory organization or other body having jurisdiction,


                                 -18-
                                                                 5/14/02
     against or involving the Company or in connection with or as a result of the consummation of the transactions contemplated by this Agreement or the other Transaction Agreements, or if the Buyer is impleaded in any such action, proceeding or investigation by any Person, then in any such case, the Company hereby agrees to indemnify, defend and hold harmless the Buyer from and against and in respect of all losses, claims, liabilities, damages or expenses resulting from, imposed upon or incurred by the Buyer, directly or indirectly, and reimburse such Buyer for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as such expenses are incurred; provided, however, that the provisions of this
Section 9(b) shall not apply to the extent such losses, claims, liabilities, damages or expenses result primarily from the marketing actions of the Finder not specifically approved and authorized by the Company, including, without limitation, the Finder's making any representations and misstatements regarding the Company not contained in the Company SEC Documents or the Transaction Agreements. The indemnification and reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have (other than matters specifically addressed in the Registration Rights Agreement, which shall be governed solely by that agreement), shall extend upon the same terms and conditions to any Covered Buyer who are actually named in such action, proceeding or investigation, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Buyer, any such Covered Buyer. The Company also agrees that neither the Covered Buyer shall not have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of this Agreement or the other Transaction Agreements, except as provided in or contemplated by this Agreement.

          c. The indemnity agreements in this Section 9 shall apply with respect to all claims for indemnity made within three (3) years after the Additional Closing Date; provided, however, that it shall continue to apply to all Damages relating to or arising out of such claim even with respect to any portion of the Damages which were incurred or accrued or otherwise relate to periods after the third anniversary of the Additional Closing Date.

          d. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar rights of the indemnified party against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to.

          10.  JURY TRIAL WAIVER.   The Company and the Buyer hereby
waive a trial by jury in any action, proceeding or counterclaim brought by either of the Parties hereto against the other in respect of any matter arising out of or in connection with the Transaction Agreements.

          11.  GOVERNING LAW; MISCELLANEOUS.

          a. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware for contracts to be wholly performed in such state and without giving effect to the


                                 -19-
                                                                 5/14/02
principles thereof regarding the conflict of laws. To the extent determined by such court, the losing Party shall reimburse the successful Party for any reasonable legal fees and disbursements incurred by the successful Party in enforcement of or protection of any of its rights or defense of its actions under any of the Transaction Agreements.

          b. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

          c. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto.

          d. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

          e. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

          f. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original.

          g. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

          h. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

           i. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement thereof.

          j. In no event, except as specifically contemplated by the terms of any of the Transaction Agreements, shall either party be liable under any of the Transaction Agreements or otherwise for any consequential, incidental, indirect, punitive or special damages of any nature whatsoever (including, without limitation, any damages arising out of or in connection with any loss of profit, loss of business or anticipatory profits), even if the other party has been advised of the likelihood of such damages occurring to the non-defaulting party. The provisions of this Section 9(j) shall not limit the direct obligations of either party to the other party pursuant to a specific provision of any of the Transaction Agreements.


                                 -20-
                                                                 5/14/02

          k. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

          12. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of

               (a) the date delivered, if delivered by personal delivery as against written receipt therefor or by confirmed facsimile transmission,

               (b) the seventh business day after deposit, postage prepaid, in the United States Postal Service by registered or certified mail, or

               (c) the third business day after mailing by international express courier, with delivery costs and fees prepaid,

in each case, addressed to each of the other parties entitled to notice at the following addresses (or at such other addresses as such party may designate by ten (10) days' advance written notice similarly given to each of the other parties hereto):

COMPANY:            EAGLE SUPPLY GROUP, INC.
                    122 East 42nd Street, Suite 1116
                    New York, NY 10168
                    ATTN: Douglas P. Fields
                    Telephone No.: (212) 986-6190
                    Telecopier No.: (212) 972-0326

with a copy to:     Richard A. Denmon, Esq.
                    Carlton Fields, P.A.
                    One Harbour Place
                    777 South Harbour Island Boulevard
                    Tampa, FL 33602-5730
                    Telephone No.: (813) 223-7000
                    Telecopier No.: (813) 229-4133


                                 -21-
                                                                 5/14/02

BUYER:  At the address set forth on the signature page of this Agreement.

and with a copy to: Krieger & Prager llp
                    39 Broadway
                    Suite 1440
                    New York, NY 10006
                    Attn: Ronald Nussbaum, Esq.
                    New York, New York 10016
                    Telephone No.: (212) 363-2900
                    Telecopier No.  (212) 363-2999

ESCROW AGENT:       Krieger & Prager llp, Esqs.
                    39 Broadway
                    Suite 1440
                    New York, NY 10006
                    Attn: Samuel Krieger, Esq.
                    New York, New York 10016
                    Telephone No.: (212) 363-2900
                    Telecopier No.  (212) 363-2999

          13. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The Company's and the Buyer's representations and warranties herein shall survive the execution and delivery of this Agreement and the delivery of the Certificates and the payment of the Purchase Price until third anniversary of the later of the Initial Closing Date or the Additional Closing Date, and shall inure to the benefit of the Buyer and the Company and their respective successors and assigns.

               [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]


                                 -22-
                                                                 5/14/02

     IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer, if an individual, or, if Buyer is an entity, by one of its officers or signatories thereunto duly authorized, as of the date set forth below.

BUYER'S PURCHASED SHARES:                                    363,636
                                                          -------------

@ $2.75 PER SHARE =
AGGREGATE PURCHASE PRICE OF
BUYER'S PURCHASED SHARES:                                 $1,000,000.00
                                                          -------------


                          SIGNATURES FOR BUYERS

     IN WITNESS WHEREOF, the undersigned has executed (or if an entity has caused) this Securities Purchase Agreement to be duly executed on behalf of the undersigned this ___13th___ day of ___May___,2002.


                                     SEAWAY HOLDINGS LTD.
_____________________________        ----------------------------------
Address                              Printed Name of Subscriber
_____________________________
                                     By:  /s/CB Williams
                                        -------------------------------
Telecopier No._______________          (Signature of Authorized Person)

                                     INTERNATIONAL FIRST SECRETARIAL
                                     GROUP LTD - DIRECTOR/SECRETARY
                                     ----------------------------------
                                     Printed Name and Title
_____________________________
Jurisdiction of Incorporation
or Organization

_____________________________
Social Security No. or
IRS ID No. (if applicable)

As of the date set forth below, the undersigned hereby accepts this Agreement and represents that the foregoing statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf.

EAGLE SUPPLY GROUP, INC.

By:      /s/Frederick M. Friedman
         -----------------------------

Name:    Frederick M. Friedman
         -----------------------------

Title:   Exec. VP
         -----------------------------

Date:    _______5-15____________, 2002

     IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer, if an individual, or, if Buyer is an entity, by one of its officers or signatories thereunto duly authorized, as of the date set forth below.

BUYER'S PURCHASED SHARES:                                    254,545
                                                          -------------

@ $2.75 PER SHARE =
AGGREGATE PURCHASE PRICE OF
BUYER'S PURCHASED SHARES:                                 $  700,000
                                                          -------------


                          SIGNATURES FOR BUYERS

     IN WITNESS WHEREOF, the undersigned has executed (or if an entity has caused) this Securities Purchase Agreement to be duly executed on behalf of the undersigned this __________ day of _________,2002.


                                     Alpha Capital AG
_____________________________        ----------------------------------
Address                              Printed Name of Subscriber
_____________________________
                                     By:  /s/Konrad Ackerman
                                        -------------------------------
Telecopier No._______________          (Signature of Authorized Person)

                                     Konrad Ackerman
                                     ----------------------------------
                                     Printed Name and Title
_____________________________
Jurisdiction of Incorporation        * c/o L.H. Financial
or Organization                        160 Central Park South
                                       Suite 2701
_____________________________          New York, NY  10019
Social Security No. or
IRS ID No. (if applicable)

As of the date set forth below, the undersigned hereby accepts this Agreement and represents that the foregoing statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf.

EAGLE SUPPLY GROUP, INC.

By:      /s/Frederick M. Friedman
         -----------------------------

Name:    Frederick M. Friedman
         -----------------------------

Title:   Exec. VP
         -----------------------------

Date:    _______5-15____________, 2002

     IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer, if an individual, or, if Buyer is an entity, by one of its officers or signatories thereunto duly authorized, as of the date set forth below.

BUYER'S PURCHASED SHARES:                                    254,545
                                                          -------------

@ $2.75 PER SHARE =
AGGREGATE PURCHASE PRICE OF
BUYER'S PURCHASED SHARES:                                 $  699,988.75
                                                          -------------


                          SIGNATURES FOR BUYERS

     IN WITNESS WHEREOF, the undersigned has executed (or if an entity has caused) this Securities Purchase Agreement to be duly executed on behalf of the undersigned this ___14th___ day of ___May___,2002.


                                     STONESTREET LP
_____________________________        ----------------------------------
Address                              Printed Name of Subscriber
_____________________________
                                     By:  /s/E.A. Leonard
                                        -------------------------------
Telecopier No._______________          (Signature of Authorized Person)

                                     E.A. Leonard, Director
                                     ----------------------------------
                                     Printed Name and Title
_____________________________
Jurisdiction of Incorporation
or Organization

_____________________________
Social Security No. or
IRS ID No. (if applicable)

As of the date set forth below, the undersigned hereby accepts this Agreement and represents that the foregoing statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf.

EAGLE SUPPLY GROUP, INC.

By:      /s/Frederick M. Friedman
         -----------------------------

Name:    Frederick M. Friedman
         -----------------------------

Title:   Exec. VP
         -----------------------------

Date:    _______5-15____________, 2002

     IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer, if an individual, or, if Buyer is an entity, by one of its officers or signatories thereunto duly authorized, as of the date set forth below.

BUYER'S PURCHASED SHARES:                                    145,455
                                                          -------------

@ $2.75 PER SHARE =
AGGREGATE PURCHASE PRICE OF
BUYER'S PURCHASED SHARES:                                 $  400,000
                                                          -------------


                          SIGNATURES FOR BUYERS

     IN WITNESS WHEREOF, the undersigned has executed (or if an entity has caused) this Securities Purchase Agreement to be duly executed on behalf of the undersigned this ___14th___ day of ___May___,2002.


                                     Bristol Investment Fund, Ltd.
_____________________________        ----------------------------------
Address                              Printed Name of Subscriber
_____________________________
                                     By:  /s/Paul Kessler
                                        -------------------------------
Telecopier No._______________          (Signature of Authorized Person)

                                     Paul Kessler
                                     ----------------------------------
                                     Printed Name and Title
_____________________________
Jurisdiction of Incorporation
or Organization

_____________________________
Social Security No. or
IRS ID No. (if applicable)

As of the date set forth below, the undersigned hereby accepts this Agreement and represents that the foregoing statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf.

EAGLE SUPPLY GROUP, INC.

By:      /s/Frederick M. Friedman
         -----------------------------

Name:    Frederick M. Friedman
         -----------------------------

Title:   Exec. VP
         -----------------------------

Date:    _______5-15____________, 2002

     IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer, if an individual, or, if Buyer is an entity, by one of its officers or signatories thereunto duly authorized, as of the date set forth below.

BUYER'S PURCHASED SHARES:                                     72,728
                                                          -------------

@ $2.75 PER SHARE =
AGGREGATE PURCHASE PRICE OF
BUYER'S PURCHASED SHARES:                                 $  200,000
                                                          -------------


                          SIGNATURES FOR BUYERS

     IN WITNESS WHEREOF, the undersigned has executed (or if an entity has caused) this Securities Purchase Agreement to be duly executed on behalf of the undersigned this ___14th___ day of ___May___,2002.


                                     HAA, Inc.
_____________________________        ----------------------------------
Address                              Printed Name of Subscriber
_____________________________
                                     By:  /s/Aron Langsam
                                        -------------------------------
Telecopier No._______________          (Signature of Authorized Person)

                                     Aron Langsam
                                     ----------------------------------
                                     Printed Name and Title
_____________________________
Jurisdiction of Incorporation
or Organization

_____________________________
Social Security No. or
IRS ID No. (if applicable)

As of the date set forth below, the undersigned hereby accepts this Agreement and represents that the foregoing statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf.

EAGLE SUPPLY GROUP, INC.

By:      /s/Frederick M. Friedman
         -----------------------------

Name:    Frederick M. Friedman
         -----------------------------

Title:   Exec. VP
         -----------------------------

Date:    _______5-15____________, 2002